UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21668

Cohen & Steers Dividend Value Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2015

Item 1. Reports to Stockholders.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended February 28, 2015. The net asset values (NAV) per share at that date were $16.33, $16.22, $16.36, $16.35 and $16.36 for Class A, Class C, Class I, Class R and Class Z shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

	Six Months Ended February 28, 2015	Year Ended February 28, 2015
Cohen & Steers Dividend Value Fund—Class A	3.84%	13.88%
Cohen & Steers Dividend Value Fund—Class C	3.53%	13.19%
Cohen & Steers Dividend Value Fund—Class I	4.02%	14.30%
Cohen & Steers Dividend Value Fund—Class R	— [a]	— [a]
Cohen & Steers Dividend Value Fund—Class Z	— [a]	— [a]
Russell 1000 Value Index[b]	3.48%	13.49%
S&P 500 Index[b]	6.12%	15.51%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs less than one year from purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. equity holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark, which does not use fair value pricing.

a  Inception date of Class R and Class Z shares was October 1, 2014. Total return for Class R and Z shares was 7.51% and 7.71%, respectively, for the period October 1, 2014 through February 28, 2015.

b  The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is an unmanaged index of 500 large-cap stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets.

Investment Review

Global equity markets were volatile in the 12 months ended February 28, 2015, but most finished the period with solid gains. The year was marked by an unusual convergence of macroeconomic factors. The Federal Reserve (the Fed) wound down its bond-buying program, concluding it in October, but did not raise interest rates. Commodity prices plummeted, especially crude oil, which helped offset the impact of the harsh North American winters that began and ended the period. The U.S. dollar soared, and the economies of the United States, the U.K., the Eurozone and Japan made steady, if somewhat uneven, progress.

Information Technology and Health Care Stocks Led the Index

There was little difference in the performance of value and core strategies during the Fund's fiscal year, but growth stocks outperformed both. By sector, information technology (25.3%) topped the Russell 1000 Value Index. Tech stocks led for much of the year as increased hiring and high-profile security breaches triggered a ramp-up in enterprise spending. In the last few months, after a long period of outperforming and with ever-higher valuations, the sector slowed.

Health care (22.4%) outperformed as well. The increase in patients covered through the Affordable Care Act (ACA) translated into a drop in hospitals' uncompensated care. Managed care companies benefited from favorable cost trends, growth in Medicare Advantage enrollment and good cash-flow generation. And pharmaceutical companies seeking more-favorable tax environments pursued overseas merger & acquisition candidates through what came to be known as "tax inversion" strategies.

Low gasoline prices helped consumer discretionary (18.3%) shares outperform despite recalls by the major automobile manufacturers and swings in the housing recovery. Investors also rewarded the predictable earnings, strong cash flows and dividends of stocks in the consumer staples (17.6%) sector. For much of the period, low interest rates made utilities (14.9%) particularly attractive to yield-focused investors. Their luster dimmed in the final few months of the period, however, as the Fed signaled an increasing willingness to raise interest rates beginning sometime around mid-year 2015.

Interest-Rate Sensitivity Drove Financial Services Stocks

Results within financial services (14.2%) played out according to interest-rate sensitivity. REITs benefited from historically low financing costs and from increasing demand and modest levels of new supply. Consumer-oriented companies that were less reliant on higher interest rates to grow earnings—asset managers and credit card companies, for example—also outperformed. The torrid pace of mergers & acquisitions and initial public offerings was good for capital markets firms, but low interest rates weighed on commercial banks' margins.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Within industrials (9.6%), the capital goods, machinery and infrastructure companies that had benefited from the North American energy renaissance felt the downstream impact of falling commodities prices. The materials sector (7.9%), which included mining and metals companies, struggled as well.

The precipitous drop in crude oil prices—arguably the biggest and most surprising investment story of the period—battered the energy sector (–6.6%). As the year progressed, attention pivoted from a drop in demand from slowing Asian and European economies to the fear of oversupply after the Organization of the Petroleum Exporting Countries announced it would not curtail production.

Fund Performance

The Fund advanced in the period; Class A and I shares outperformed the benchmark while Class C shares underperformed the benchmark. The most significant contributor to relative returns was our overweight and stock selection in information technology. We had beneficial overweights in hardware manufacturers, including semiconductor companies, that rallied on stronger-than-expected demand. Stock selection in the health care, consumer staples and consumer discretionary sectors was favorable as well.

Factors that detracted from relative return included our underweight in utilities and our stock selection in the energy, industrials and materials sectors. The theme within industrials, materials and energy was the same—companies with sound fundamentals and strong management teams struggled against volatile commodity prices and, in many cases, could not meet consensus earnings.

Investment Outlook

Our outlook for large-capitalization value equities remains cautious but positive amid improving global economic data and lower crude oil prices. There are headwinds, however, including the Fed's plans to raise interest rates and the strength of the U.S. dollar, which puts American exporters at a disadvantage. When the dollar pulls back and valuations moderate, some domestic names with international exposure may become attractive again.

We have trimmed risk from the portfolio, selling more-volatile names and sectors that have done exceptionally well and investing in defensive sectors with more room to grow. To that end, we have reduced our allocation to information technology, but will add back selectively as valuations become more attractive. We expect weakness in the industrials sector that is largely related to non-U.S. political and economic issues. In our view, the more U.S.-reliant businesses are likely to fare better.

Still-low interest rates and sustained U.S. economic progress are likely to encourage investors, especially yield-oriented investors and foreign direct investment, to favor U.S. equities. When higher interest rates do come, they will put pressure on the more-leveraged sectors, but will benefit financial services, particularly banks.

With that said, we expect the coming year to be somewhat volatile for equities. We do anticipate more than a few opportunities to add to quality holdings at discounted prices over the year, which we believe should make 2015 a solid investment opportunity for long-term investors. Our focus remains on companies that can improve their cash flows, raise dividends and return capital to shareholders.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Sincerely,

ROBERT H. STEERS	RICHARD E. HELM
Chairman	Portfolio Manager

CHRISTOPHER RHINE	JAMELAH LEDDY
Portfolio Manager	Portfolio Manager

  ANATOLIY CHEREVACH

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate, infrastructure and commodities, along with preferred securities and other income solutions.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment

Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Performance Review (Unaudited)—(Continued)

Average Annual Total Returns—For Periods Ended February 28, 2015

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	8.76%[b]	12.19%[c]	—	—	—
1 Year (without sales charge)	13.88%	13.19%	14.30%	—	—
5 Years (with sales charge)	12.85%[b]	13.17%	—	—	—
5 Years (without sales charge)	13.89%	13.17%	14.30%	—	—
Since Inception[d] (with sales charge)	6.88%[b]	6.71%	—	—	—
Since Inception[d] (without sales charge)	7.40%	6.71%	7.78%	7.51%	7.71%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the July 1, 2014 prospectuses for Class A, Class C and Class I shares; and in the September 30, 2014 prospectus for Class R and Class Z shares were as follows: Class A—1.34% and 1.00%; Class C—1.99% and 1.65%; Class I—1.09% and 0.65%; Class R—1.49% and 1.15% and Class Z—0.99% and 0.65%. Through June 30, 2016, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed 1.00% for Class A shares, 1.65% for Class C shares, 0.65% for Class I shares, 1.15% for Class R shares and 0.65% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund's performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Reflects a 4.50% front-end sales charge.

c  Reflects a contingent deferred sales charge of 1.00%.

d  Inception date of August 31, 2005 for Class A, C and I and October 1, 2014 for Class R and Z.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2014—February 28, 2015.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During Period[a] September 1, 2014– February 28, 2015
Class A
Actual (3.84% return)	$1,000.00	$1,038.40	$5.05
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.84	$5.01
Class C
Actual (3.53% return)	$1,000.00	$1,035.30	$8.33
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.61	$8.25
Class I
Actual (4.02% return)	$1,000.00	$1,040.20	$3.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.57	$3.26
Class R
Actual (7.51% return)[b]	$1,000.00	$1,075.10	$4.90
Hypothetical (5% annual return before expenses)[c]	$1,000.00	$1,019.09	$5.76
Class Z
Actual (7.71% return)[b]	$1,000.00	$1,077.10	$2.77
Hypothetical (5% annual return before expenses)[c]	$1,000.00	$1,021.57	$3.26

a  Expenses are equal to the Fund's Class A, Class C, Class I, Class R and Class Z annualized expense ratios of 1.00%, 1.65%, 0.65%, 1.15% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

b  Actual expenses for the period October 1, 2014 (inception date) to February 28, 2015.

c  Hypothetical expenses if this class had been in existence from September 1, 2014 through February 28, 2015.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

February 28, 2015
Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Exxon Mobil Corp.	$10,598,238	4.2
Tyson Foods, Class A	8,691,624	3.5
Kroger Co/The	7,968,800	3.2
CVS Caremark Corp.	6,876,194	2.8
JPMorgan Chase & Co.	6,477,296	2.6
Actavis PLC (Ireland)	6,409,920	2.6
Wells Fargo & Co.	6,383,035	2.6
Cigna Corp.	6,154,478	2.5
United Continental Holdings	5,866,200	2.4
The Walt Disney Co.	5,620,320	2.3

Sector Breakdown
(Based on Net Assets)
(Unaudited)

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS

February 28, 2015

		Number of Shares	Value
COMMON STOCK	99.0%
COMMUNICATIONS	2.8%
TELECOMMUNICATION	1.5%
Verizon Communications		74,600	$3,688,970
TOWERS	1.3%
American Tower Corp.		32,100	3,182,394
TOTAL COMMUNICATIONS			6,871,364
CONSUMER—CYCLICAL	8.8%
APPAREL	3.2%
Hanesbrands		42,300	5,394,942
VF Corp.		34,800	2,667,768
			8,062,710
AUTOMOBILES	1.2%
Ford Motor Co.		81,400	1,330,076
Harley-Davidson		26,700	1,697,319
			3,027,395
HOTELS, RESTAURANTS & LEISURE	1.0%
Las Vegas Sands Corp.		42,700	2,429,630
MEDIA	2.3%
The Walt Disney Co.		54,000	5,620,320
RETAIL	1.1%
Ross Stores		26,000	2,751,060
TOTAL CONSUMER—CYCLICAL			21,891,115
CONSUMER—NON-CYCLICAL	11.8%
BEVERAGE	1.0%
Anheuser-Busch InBev NV (ADR) (Belgium)		20,300	2,571,198
COMMERCIAL SERVICES & SUPPLIES	0.8%
Equifax		22,300	2,082,151
FOOD PRODUCTS	7.2%
General Mills		24,200	1,301,718
Kroger Co/The		112,000	7,968,800
Tyson Foods, Class A		210,400	8,691,624
			17,962,142

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

February 28, 2015

		Number of Shares	Value
RETAIL	2.8%
CVS Caremark Corp.		66,200	$6,876,194
TOTAL CONSUMER—NON-CYCLICAL			29,491,685
ENERGY	8.2%
OIL & GAS	7.0%
Anadarko Petroleum Corp.		28,100	2,366,863
BP PLC (ADR) (United Kingdom)		59,500	2,465,680
Exxon Mobil Corp.		119,700	10,598,238
Marathon Petroleum Corp.		18,400	1,932,000
			17,362,781
OIL & GAS SERVICES	1.2%
Halliburton Co.		43,000	1,846,420
Schlumberger Ltd.		13,500	1,136,160
			2,982,580
TOTAL ENERGY			20,345,361
FINANCIAL	22.2%
BANKS	5.6%
Bank of America Corp.		223,600	3,535,116
Huntington Bancshares		364,600	3,988,724
Wells Fargo & Co.		116,500	6,383,035
			13,906,875
CREDIT CARD	2.4%
American Express Co.		36,000	2,937,240
Discover Financial Services		52,000	3,170,960
			6,108,200
DIVERSIFIED FINANCIAL SERVICES	6.6%
Ameriprise Financial		36,200	4,837,406
BlackRock		10,520	3,907,339
JPMorgan Chase & Co.		105,700	6,477,296
Morgan Stanley		35,600	1,274,124
			16,496,165

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

February 28, 2015

		Number of Shares	Value
INSURANCE	7.6%
ACE Ltd. (Switzerland)		44,000	$5,016,440
Allstate Corp.		71,400	5,040,840
American International Group		70,400	3,895,232
Hartford Financial Services Group		121,200	4,964,352
			18,916,864
TOTAL FINANCIAL			55,428,104
HEALTH CARE	16.3%
BIOTECHNOLOGY	1.6%
Gilead Sciences[a]		37,500	3,882,375
HEALTH CARE EQUIPMENT & SUPPLIES	1.6%
Zimmer Holdings		33,300	4,008,987
HEALTH CARE PROVIDERS & SERVICES	5.6%
Aetna		38,900	3,872,495
Cigna Corp.		50,600	6,154,478
Universal Health Services, Class B		34,400	3,899,240
			13,926,213
HEALTHCARE PRODUCTS	1.3%
Thermo Fisher Scientific		24,802	3,224,260
PHARMACEUTICAL	6.2%
Actavis PLC (Ireland)[a]		22,000	6,409,920
Merck & Co.		60,700	3,553,378
Perrigo Co. PLC (Ireland)		15,926	2,460,089
Pfizer		92,500	3,174,600
			15,597,987
TOTAL HEALTH CARE			40,639,822
INDUSTRIALS	9.4%
AEROSPACE & DEFENSE	2.8%
General Dynamics Corp.		22,500	3,122,550
L-3 Communications Holdings		29,500	3,818,185
			6,940,735
AIRLINES	2.3%
United Continental Holdings[a]		90,000	5,866,200

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

February 28, 2015

		Number of Shares	Value
AUTO MANUFACTURERS	0.9%
PACCAR		36,500	$2,337,825
DIVERSIFIED MANUFACTURING	0.5%
General Electric Co.		44,800	1,164,352
MACHINERY	1.0%
SPX Corp.		26,948	2,401,875
ROAD & RAIL	1.9%
CSX Corp.		140,300	4,813,693
TOTAL INDUSTRIALS			23,524,680
MATERIALS—CHEMICALS	3.4%
Ecolab		12,600	1,455,804
LyondellBasell Industries NV, Class A (Netherlands)		25,900	2,225,069
Monsanto Co.		21,000	2,529,030
Potash Corp. of Saskatchewan (Canada)		60,500	2,171,950
			8,381,853
REAL ESTATE	4.0%
OFFICE	1.1%
SL Green Realty Corp.		21,300	2,703,609
SELF STORAGE	1.4%
Extra Space Storage		54,200	3,565,276
SHOPPING CENTERS—REGIONAL MALL	1.5%
Simon Property Group		19,400	3,692,984
TOTAL REAL ESTATE			9,961,869
TECHNOLOGY	6.1%
COMMUNICATIONS EQUIPMENT	1.5%
F5 Networks[a]		32,200	3,803,303
COMPUTERS	0.5%
Hewlett-Packard Co.		33,400	1,163,656
SEMICONDUCTORS	2.3%
Avago Technologies Ltd. (Singapore)		12,200	1,556,964
SanDisk Corp.		22,600	1,806,418
Xilinx		57,600	2,440,512
			5,803,894

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

February 28, 2015

		Number of Shares	Value
SOFTWARE	1.8%
Microsoft Corp.		103,700	$4,547,245
TOTAL TECHNOLOGY			15,318,098
UTILITIES	6.0%
ELECTRIC UTILITIES	3.7%
CMS Energy Corp.		118,800	4,173,444
NextEra Energy		49,600	5,131,616
			9,305,060
INTEGRATED ELECTRIC	0.9%
Edison International		36,900	2,370,825
REGULATED ELECTRIC	1.4%
Alliant Energy Corp.		53,500	3,402,600
TOTAL UTILITIES			15,078,485
TOTAL COMMON STOCK (Identified cost—$190,489,219)			246,932,436
SHORT-TERM INVESTMENTS	0.4%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.00%[b]		1,100,000	1,100,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,100,000)			1,100,000
TOTAL INVESTMENTS (Identified cost—$191,589,219)	99.4%		248,032,436
OTHER ASSETS IN EXCESS OF LIABILITIES	0.6		1,460,082
NET ASSETS	100.0%		$249,492,518

Glossary of Portfolio Abbreviations

ADR  American Depositary Receipt

Note: Percentages indicated are based on the net assets of the Fund.

a  Non-income producing security.

b  Rate quoted represents the annualized seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2015

ASSETS:
Investments in securities, at value (Identified cost—$191,589,219)	$248,032,436
Cash	1,140,169
Receivable for:
Dividends	479,677
Fund shares sold	183,149
Other assets	5,562
Total Assets	249,840,993
LIABILITIES:
Payable for:
Fund shares redeemed	121,062
Investment advisory fees	67,341
Shareholder servicing fees	54,466
Administration fees	7,693
Directors' fees	1,929
Distribution fees	2,667
Other liabilities	93,317
Total Liabilities	348,475
NET ASSETS	$249,492,518
NET ASSETS consist of:
Paid-in capital	$180,771,614
Accumulated undistributed net investment income	9,960
Accumulated undistributed net realized gain	12,267,876
Net unrealized appreciation	56,443,068
$249,492,518

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

February 28, 2015

CLASS A SHARES:
NET ASSETS	$22,485,074
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,376,738
Net asset value and redemption price per share	$16.33
Maximum offering price per share ($16.33 ÷ 0.955)[a]	$17.10
CLASS C SHARES:
NET ASSETS	$35,375,652
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,180,875
Net asset value and offering price per share[b]	$16.22
CLASS I SHARES:
NET ASSETS	$191,612,040
Shares issued and outstanding ($0.001 par value common stock outstanding)	11,710,221
Net asset value, offering and redemption price per share	$16.36
CLASS R SHARES:
NET ASSETS	$9,873
Shares issued and outstanding ($0.001 par value common stock outstanding)	604
Net asset value, offering and redemption price per share	$16.35
CLASS Z SHARES:
NET ASSETS	$9,879
Shares issued and outstanding ($0.001 par value common stock outstanding)	604
Net asset value, offering and redemption price per share	$16.36

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended February 28, 2015

Investment Income:
Dividend income (net of $37,346 of foreign withholding tax)	$4,366,481
Expenses:
Investment advisory fees	2,123,290
Distribution fees—Class A	57,620
Distribution fees—Class C	275,853
Distribution fees—Class R	20
Shareholder servicing fees—Class A	23,048
Shareholder servicing fees—Class C	91,951
Shareholder servicing fees—Class I	195,588
Administration fees	170,000
Registration and filing fees	84,562
Professional fees	82,439
Shareholder reporting expenses	52,808
Transfer agent fees and expenses	32,277
Custodian fees and expenses	20,706
Directors' fees and expenses	13,277
Line of credit fees	3,139
Proxy expenses	1,425
Miscellaneous	23,301
Total Expenses	3,251,304
Reduction of Expenses (See Note 2)	(1,076,214)
Net Expenses	2,175,090
Net Investment Income	2,191,391
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	37,568,006
Foreign currency transactions	(383)
Net realized gain	37,567,623
Net change in unrealized appreciation (depreciation) on:
Investments	(5,579,318)
Foreign currency translations	(645)
Net change in unrealized appreciation (depreciation)	(5,579,963)
Net realized and unrealized gain	31,987,660
Net Increase in Net Assets Resulting from Operations	$34,179,051

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended February 28, 2015	For the Year Ended February 28, 2014
Change in Net Assets:
From Operations:
Net investment income	$2,191,391	$3,042,177
Net realized gain	37,567,623	40,280,066
Net change in unrealized appreciation (depreciation)	(5,579,963)	15,201,227
Net increase in net assets resulting from operations	34,179,051	58,523,470
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(159,245)	(337,124)
Class C	(34,249)	(157,615)
Class I	(2,085,503)	(2,787,834)
Class R	(19)	—
Class Z	(32)	—
Net realized gain:
Class A	(3,444,649)	(533,640)
Class C	(5,556,570)	(655,920)
Class I	(29,844,794)	(3,820,512)
Class R	(844)	—
Class Z	(844)	—
Total dividends and distributions to shareholders	(41,126,749)	(8,292,645)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	(11,701,357)	(31,206,385)
Total increase (decrease) in net assets	(18,649,055)	19,024,440
Net Assets:
Beginning of year	268,141,573	249,117,133
End of year[a]	$249,492,518	$268,141,573

a  Includes accumulated undistributed net investment income of $9,960 and $136,218, respectively.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended February 28,
Per Share Operating Performance:	2015	2014	2013	2012[a]	2011
Net asset value, beginning of year	$16.83	$13.92	$12.47	$12.23	$10.72
Income (loss) from investment operations:
Net investment income[b]	0.11	0.15	0.18	0.15	0.13
Net realized and unrealized gain	2.12	3.24	1.43	0.24	1.51
Total from investment operations	2.23	3.39	1.61	0.39	1.64
Less dividends and distributions to shareholders from:
Net investment income	(0.12)	(0.17)	(0.16)	(0.15)	(0.13)
Net realized gain	(2.61)	(0.31)	—	—	—
Total dividends and distributions to shareholders	(2.73)	(0.48)	(0.16)	(0.15)	(0.13)
Redemption fees retained by the Fund	—	—	—	0.00 [c]	0.00 [c]
Net increase (decrease) in net asset value	(0.50)	2.91	1.45	0.24	1.51
Net asset value, end of year	$16.33	$16.83	$13.92	$12.47	$12.23
Total investment return[d,e]	13.88%[f]	24.77%[f]	13.01%	3.34%	15.48%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$22.5	$27.6	$30.1	$28.1	$43.4
Ratio of expenses to average daily net assets (before expense reduction)	1.33%	1.34%	1.37%[g]	1.51%[g]	1.45%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	1.00%	1.00%	1.01%[g]	1.15%[g]	1.15%[g]
Ratio of net investment income to average daily net assets (before expense reduction)	0.31%	0.64%	1.08%[g]	0.91%[g]	0.85%[g]
Ratio of net investment income to average daily net assets (net of expense reduction)	0.64%	0.98%	1.44%[g]	1.27%[g]	1.15%[g]
Portfolio turnover rate	79%	83%	37%	33%	61%

a  For the year ended February 29.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Does not reflect sales charges, which would reduce return.

f  The February 28, 2014 net asset value reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns that would be based upon the net asset value would differ from the net asset value and return reported on February 28, 2014.

g  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended February 28,
Per Share Operating Performance:	2015	2014	2013	2012[a]	2011
Net asset value, beginning of year	$16.74	$13.85	$12.41	$12.17	$10.67
Income (loss) from investment operations:
Net investment income (loss)[b]	(0.00)[c]	0.05	0.10	0.07	0.06
Net realized and unrealized gain	2.11	3.23	1.42	0.25	1.50
Total from investment operations	2.11	3.28	1.52	0.32	1.56
Less dividends and distributions to shareholders from:
Net investment income	(0.02)	(0.08)	(0.08)	(0.08)	(0.06)
Net realized gain	(2.61)	(0.31)	—	—	—
Total dividends and distributions to shareholders	(2.63)	(0.39)	(0.08)	(0.08)	(0.06)
Redemption fees retained by the Fund	—	—	—	0.00 [c]	0.00 [c]
Net increase (decrease) in net asset value	(0.52)	2.89	1.44	0.24	1.50
Net asset value, end of year	$16.22	$16.74	$13.85	$12.41	$12.17
Total investment return[d,e]	13.19%	23.91%	12.26%	2.66%	14.84%[f]
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$35.4	$37.0	$28.5	$31.5	$39.2
Ratio of expenses to average daily net assets (before expense reduction)	1.98%	1.99%	2.02%[g]	2.16%[g]	2.10%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	1.65%	1.65%	1.66%[g]	1.80%[g]	1.80%[g]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	(0.33)%	(0.03)%	0.42%[g]	0.28%[g]	0.23%[g]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	(0.00)%[h]	0.31%	0.78%[g]	0.64%[g]	0.53%[g]
Portfolio turnover rate	79%	83%	37%	33%	61%

a  For the year ended February 29.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Does not reflect sales charges, which would reduce return.

f  The February 28, 2010 net asset value reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns that would be based upon the net asset value would differ from the net asset value and return reported on February 28, 2010.

g  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

h  Amount is less than 0.005%.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended February 28,
Per Share Operating Performance:	2015	2014	2013	2012[a]	2011
Net asset value, beginning of year	$16.86	$13.93	$12.48	$12.24	$10.73
Income (loss) from investment operations:
Net investment income[b]	0.17	0.20	0.24	0.19	0.17
Net realized and unrealized gain	2.12	3.25	1.41	0.25	1.51
Total from investment operations	2.29	3.45	1.65	0.44	1.68
Less dividends and distributions to shareholders from:
Net investment income	(0.18)	(0.21)	(0.20)	(0.20)	(0.17)
Net realized gain	(2.61)	(0.31)	—	—	—
Total dividends and distributions to shareholders	(2.79)	(0.52)	(0.20)	(0.20)	(0.17)
Redemption fees retained by the Fund	—	—	—	0.00 [c]	0.00 [c]
Net increase (decrease) in net asset value	(0.50)	2.93	1.45	0.24	1.51
Net asset value, end of year	$16.36	$16.86	$13.93	$12.48	$12.24
Total investment return[d]	14.30%	25.19%	13.38%	3.72%	15.89%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$191.6	$203.5	$190.5	$74.6	$94.7
Ratio of expenses to average daily net assets (before expense reduction)	1.08%	1.06%	1.02%[e]	1.16%[e]	1.10%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	0.65%	0.65%	0.68%[e]	0.80%[e]	0.80%[e]
Ratio of net investment income to average daily net assets (before expense reduction)	0.57%	0.91%	1.48%[e]	1.27%[e]	1.24%[e]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.00%	1.32%	1.82%[e]	1.63%[e]	1.54%[e]
Portfolio turnover rate	79%	83%	37%	33%	61%

a  For the year ended February 29.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

Class R
Per Share Operating Performance:	For the Period October 1, 2014[a] through February 28, 2015
Net asset value, beginning of period	$16.57
Income (loss) from investment operations:
Net investment income[b]	0.04
Net realized and unrealized gain	1.17
Total from investment operations	1.21
Less dividends and distributions to shareholders from:
Net investment income	(0.03)
Net realized gain	(1.40)
Total dividends and distributions to shareholders	(1.43)
Net decrease in net asset value	(0.22)
Net asset value, end of period	$16.35
Total investment return[c]	7.51%[d]
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$9.9
Ratio of expenses to average daily net assets (before expense reduction)	1.49%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	1.15%[e]
Ratio of net investment income to average daily net assets (before expense reduction)	0.32%[e]
Ratio of net investment income to average daily net assets (net of expense reduction)	0.66%[e]
Portfolio turnover rate	79%[d]

a  Inception date.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

Class Z
Per Share Operating Performance:	For the Period October 1, 2014[a] through February 28, 2015
Net asset value, beginning of period	$16.57
Income (loss) from investment operations:
Net investment income[b]	0.08
Net realized and unrealized gain	1.16
Total from investment operations	1.24
Less dividends and distributions to shareholders from:
Net investment income	(0.05)
Net realized gain	(1.40)
Total dividends and distributions to shareholders	(1.45)
Net decrease in net asset value	(0.21)
Net asset value, end of period	$16.36
Total investment return[c]	7.71%[d]
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$9.9
Ratio of expenses to average daily net assets (before expense reduction)	0.99%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	0.65%[e]
Ratio of net investment income to average daily net assets (before expense reduction)	0.82%[e]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.16%[e]
Portfolio turnover rate	79%[d]

a  Inception date.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Dividend Value Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on November 9, 2004 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Fund's investment objectives are to provide long-term growth of income and capital appreciation. On July 22, 2014, the Board of Directors of the Fund approved the Fund's offering of Class R and Class Z shares. Class R and Class Z shares became available for investment on October 1, 2014, on which date the Fund sold 604 shares each of Class R and Class Z for $20,000 to Cohen & Steers Capital Management, Inc. (the investment advisor). The authorized shares of the Fund are divided into five classes designated Class A, C, I, R and Z shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment advisor to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of February 28, 2015.

The following is a summary of the inputs used as of February 28, 2015 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$246,932,436	$246,932,436	$—	$—
Short-Term Investments	1,100,000	—	1,100,000	—
Total Investments[a]	$248,032,436	$246,932,436	$1,100,000	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of February 28, 2015, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.80% of the average daily net assets of the Fund up to and including $1.5 billion and 0.70% of the average daily net assets above $1.5 billion.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the year ended February 28, 2015, and through June 30, 2016, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed 1.00% for Class A shares, 1.65% for Class C shares and 0.65% for Class I shares. For the period from October 1, 2014 through June 30, 2016, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed 1.15% for Class R shares and 0.65% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor. For the year ended February 28, 2015, fees waived and/or expenses reimbursed totaled $1,076,214.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the average daily net assets of the Fund. For the year ended February 28, 2015, the Fund incurred $106,164 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares, and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended February 28, 2015, the Fund has been advised that the distributor received $8,853 in sales commissions from the sale of Class A shares and $550 and $2,057 of CDSC relating to redemptions of Class A and Class C shares, respectively. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund's Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $2,998 for the year ended February 28, 2015.

Other: At February 28, 2015, approximately 50% of the Fund's outstanding shares were owned by shareholders investing directly and by shareholders investing indirectly through an account, platform or program sponsored by a financial institution.

Investment and asset allocation decisions by either a direct shareholder or financial institution regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets at disadvantageous times or prices, and may negatively affect the Fund's net asset value.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended February 28, 2015, totaled $207,123,348 and $258,553,542, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended February 28,
	2015	2014
Ordinary income	$8,865,847	$3,282,573
Long-term capital gain	32,260,902	5,010,072
Total dividends and distributions	$41,126,749	$8,292,645

As of February 28, 2015, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$192,145,909
Gross unrealized appreciation	$57,829,429
Gross unrealized depreciation	(1,942,902)
Net unrealized appreciation	$55,886,527
Undistributed long-term capital gain	$12,824,566

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of February 28, 2015, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to Fund redemptions used as distributions and foreign currency transactions. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $4,403,697, accumulated undistributed net realized gain was charged $4,365,096 and accumulated undistributed net investment income was charged $38,601. Net assets were not affected by this reclassification.

Note 5. Capital Stock

The Fund is authorized to issue 300 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended February 28, 2015		For the Year Ended February 28, 2014
	Shares	Amount	Shares	Amount
Class A:
Sold	410,443	$6,758,611	298,245	$4,631,048
Issued as reinvestment of dividends and distributions	163,517	2,675,190	42,232	649,270
Redeemed	(837,807)	(14,143,204)	(860,782)	(13,651,130)
Net decrease	(263,847)	$(4,709,403)	(520,305)	$(8,370,812)
Class C:
Sold	307,758	$5,061,214	638,827	$9,900,777
Issued as reinvestment of dividends and distributions	123,704	2,005,353	17,399	269,213
Redeemed	(460,058)	(7,629,430)	(505,168)	(7,763,514)
Net increase (decrease)	(28,596)	$(562,863)	151,058	$2,406,476
Class I:
Sold	1,695,663	$28,301,376	811,447	$12,566,566
Issued as reinvestment of dividends and distributions	1,713,241	27,933,474	321,347	4,953,566
Redeemed	(3,773,450)	(62,683,941)	(2,736,871)	(42,762,181)
Net decrease	(364,546)	$(6,449,091)	(1,604,077)	$(25,242,049)

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended February 28, 2015		For the Year Ended February 28, 2014
	Shares	Amount	Shares	Amount
Class Ra:
Sold	604	$10,000	—	$—
Net increase	604	$10,000	—	$—
Class Za:
Sold	604	$10,000	—	$—
Net increase	604	$10,000	—	$—

a  Inception date of October 1, 2014.

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers open-end funds, was a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement (as applicable), which expired January 23, 2015. The Fund paid a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement. Effective January 23, 2015, the credit agreement was renewed and expires January 22, 2016. Under the renewed credit agreement, the total commitment amount has been reduced to $50,000,000 and the Fund pays a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the credit agreement.

During the year ended February 28, 2015, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after February 28, 2015 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Cohen & Steers Dividend Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Dividend Value Fund, Inc. (the "Fund") at February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 21, 2015

COHEN & STEERS DIVIDEND VALUE FUND, INC.

TAX INFORMATION—2015 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $4,143,544. Additionally, 36.91% of the ordinary dividends qualified for the dividends received deduction available to corporations. Also, the Fund designates a long-term capital gain distribution of $35,919,115 at the 20% maximum rate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Election of Additional Director

Effective January 26, 2015, the Board of Directors elected Dean Junkans as director of the Fund. Prior to becoming a Director of various Cohen & Steers funds, Mr. Junkans was Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014, and also served as Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014. He is currently a member, and former Chair, of the Claritas Advisory Committee at the CFA Institute, and is also a board member and Investment Committee member of Bethel University Foundation. He was a member of the Board of Governors of the University of Wisconsin Foundation, River Falls, from 1996 to 2004, and is a U.S. Army Veteran.

Foreign Investor Policy Change

Effective February 1, 2015, the Fund no longer accepts investments from investors with non-U.S. addresses as well as dealer controlled accounts designated as foreign accounts (Restricted Accounts), consistent with the industry standard. Existing Restricted Accounts can remain in the Fund, but will be prohibited from making further investments into their accounts. U.S. Armed Forces and Diplomatic post office addresses abroad will be treated as U.S. addresses and will continue to be able to invest in the Fund. For more information, please call (800) 437-9912.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Directors[4]
Robert H. Steers Age: 62	Director and Chairman	Until next election of directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004.	21	Since 1991
Joseph M. Harvey Age: 52	Director and Vice President	Until next election of directors	President and Chief Investment Officer of CSCM since 2003 and President of CNS since 2004.	16	Since 2014

  (table continued on next page)

COHEN & STEERS DIVIDEND VALUE FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Disinterested Directors
Michael G. Clark Age: 49	Director	Until next election of directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	21	Since 2011
Bonnie Cohen Age: 72	Director	Until next election of directors	Consultant. Board Member, DC Public Library Foundation since 2012, President since 2014; Board Member, Telluride Mountain Film Festival since 2010; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004.	21	Since 2001
George Grossman Age: 61	Director	Until next election of directors	Attorney-at-law.	21	Since 1993
Dean Junkans Age: 55	Director	Until next election of directors	Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014, Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014, current member, and former Chair, of the Claritas Advisory Committee at the CFA Institute, board member and Investment Committee member of Bethel University Foundation, member of the Board of Governors of the University of Wisconsin Foundation, River Falls, from 1996 to 2004, and a U.S. Army Veteran.	16	Since 2015

  (table continued on next page)

COHEN & STEERS DIVIDEND VALUE FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard E. Kroon Age: 72	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	21	Since 2004
Richard J. Norman Age: 71	Director	Until next election of directors	Private Investor. Member, Montgomery County, Maryland Department of Corrections Volunteer Corps since February 2010; Liason for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	21	Since 2001

  (table continued on next page)

COHEN & STEERS DIVIDEND VALUE FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Frank K. Ross Age: 71	Director	Until next election of directors	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	21	Since 2004
C. Edward Ward Jr. Age: 68	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly Director of closed-end fund management for the New York Stock Exchange (the NYSE), where he worked from 1979 to 2004.	21	Since 2004

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).

COHEN & STEERS DIVIDEND VALUE FUND, INC.

The officers of the Fund (other than Messrs. Cohen and Harvey, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 50	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005
Richard E. Helm Age: 55	Vice President	Senior Vice President of CSCM since 2005.	Since 2005
Francis C. Poli Age: 52	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007.	Since 2007
James Giallanza Age: 49	Treasurer and Chief Financial Officer	Executive Vice President of CSCM since January 2014 and prior to that, Senior Vice President of CSCM since 2006.	Since 2006
Lisa D. Phelan Age: 46	Chief Compliance Officer

Executive Vice President of CSCM since 2015 and prior to that, Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.

Since 2006
Heather Kaden Age: 39	Deputy Chief Compliance Officer

Senior Vice President of CSCM since 2015 and prior to that, Vice President of CSCM since 2010. Compliance Officer of Cohen & Steers UK, Limited since 2013. Prior to that, Senior Compliance Associate since 2007.

Since 2014
Tina M. Payne Age: 40	Assistant Secretary	Senior Vice President and Associate General Counsel of CSCM since 2010. Prior to that Vice President and Associate General Counsel since July 2007.	Since 2007
Neil Bloom Age: 44	Assistant Treasurer	Vice President of CSCM since August 2008.	Since 2009

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Richard E. Helm
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Heather Kaden
Deputy Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—DVFAX
Class C—DVFCX
Class I—DVFIX
Class R—DVFRX
Class Z—DVFZX

website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Dividend Value Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance which is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

DIVIDEND VALUE FUND

280 PARK AVENUE

NEW YORK, NY 10017

eDelivery NOW AVAILABLE

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Annual Report February 28, 2015

Cohen & Steers Dividend Value Fund

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at www.cohenandsteers.com/assets/content/uploads/code_of_ethics_exec_and_senior.pdf.  Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s audit committee, are each an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2015	2014
Audit Fees	$41,400	$40,270
Audit-Related Fees	$0	$0
Tax Fees	$6,380	$6,200
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)                   The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-

approve services to be performed by the registrant’s principal accountant for the investment advisor.

(e) (2)                No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   Not applicable.

(g)                                  For the fiscal years ended February 28, 2015 and February 28, 2014, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2015	2014
Registrant	$6,380	$6,200
Investment Advisor	$15,000	$0

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: April 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: April 24, 2015